________________________________________________________________________________
                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 August 10, 2004
                (Date of Report (date of earliest event reported)


                           NATIONAL DENTEX CORPORATION
             (Exact name of registrant as specified in its charter)

                        Commission file number 000-23092


            MASSACHUSETTS                        04-2762050
   (State or Other Jurisdiction of     (I.R.S. Employer Identification
   Incorporation or Organization)                   No.)


           526 Boston Post Road, Wayland, MA                 01778
            (Address of Principal Executive               (Zip Code)
                       Offices)

                                (508) 358 - 4422
                (Registrant's Telephone No., including Area Code)


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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
(c) Exhibits
99.1 Press release of National Dentex Corporation dated August 11, 2004.

Item 9. Regulation FD Disclosure.

On August 11, 2004, National Dentex Corporation (NADX) issued a press release announcing its acquisition of D. H. Baker Dental Laboratory, Inc. of Traverse City, Michigan. A copy of this press release is attached as Exhibit
99.1 and is incorporated herein by reference.

The information in this Report, including the exhibit, is being furnished pursuant to Items 7 and 9 of Form 8-K. Such information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.


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


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                          NATIONAL DENTEX CORPORATION
                          ---------------------------
                          Registrant




August 11, 2004
                                   /s/  Richard F. Becker, Jr.
                          By:...................................................
                          Richard F. Becker, Jr.
                          Vice President, Treasurer and Chief Financial Officer